SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Interland, Inc.

(Name of Registrant as Specified in its Charter)

                                                           N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following letters are being distributed by Registrant.

Dear Shareholder:

The purpose of this correspondence is to request your approval and execution of the enclosed Amended and Restated Registration Rights Agreement. The enclosed agreement will replace your existing Registration Rights Agreement, as amended, with Interland, Inc. (the “Company”) with respect to all matters concerning your registration rights for the shares of Micron Electronics, Inc.’s (“Micron”) common stock that will be issued to you in connection with the Merger (as defined below). Included below for your convenience are brief summaries of the (i) reason we are sending you this correspondence, (ii) terms of Company’s existing agreements with respect to registration rights, (iii) terms of the existing Registration Rights Agreement between Micron and Micron Technology, Inc. (“MTI”), and (iv) terms of the enclosed Amended and Restated Registration Rights Agreement. The summaries provided herein are not intended to provide a complete review of any of these matters, nor are they intended to substitute for the advice of your professional advisors. You are encouraged to review all of the documents referenced herein and seek the advice of your legal counsel and financial advisors prior to executing the enclosed agreement. The parties to the Company’s existing registration rights agreement, as amended, include BancBoston Ventures, Inc., Verizon Investments, Inc., Boulder Ventures, III L.P., Boulder Ventures III (Annex) L.P., Crest Communications Partners L.P., Crest Entrepreneurs Fund L.P., Microsoft Corporation, Verisign, Inc., and Private Equity Co-Invest Ltd. In addition, CPQ Holdings, Inc. (“Compaq”) and Hewlett-Packard Corporation (“HP”) possess subordinated registration rights that are included as part of the enclosed Agreement.

As you are probably aware, an Agreement and Plan of Merger (the “Merger Agreement”) by and among Micron, Imagine Acquisition Corporation and the Company was executed on March 23, 2001. Pursuant to the Merger Agreement, a wholly owned subsidiary of Micron will be merged with and into the Company, and as a result, the Company will survive the merger and become a wholly owned subsidiary of Micron (the “ Merger”). Each outstanding share of the Company’s common stock will be exchanged for 0.861 shares of Micron’s common stock (the “Exchange Ratio”), subject to certain upward adjustments described in the Merger Agreement. The options and warrants to purchase the Company’s common stock will be exchanged for options or warrants, respectively, to purchase shares of Micron’s common stock according to the Exchange Ratio.

Pursuant to Section 5.21 of the Merger Agreement (i) Micron agreed to enter into a new registration rights agreement with MTI (the “MTI Agreement”) and (ii) the Company agreed to exercise its best efforts to cause Ken Gavranovic and Waldemar Fernandez and other shareholders who are a party to the Company’s existing registration rights agreements to amend those agreements. This will be accomplished by executing an amended and restated registration rights agreement, which is described in greater detail below, that will serve to clarify and simplify the Company’s post-merger registration rights by bringing MTI, the Company’s founders, and Compaq and HP all under one registration rights agreement that would apply when and if the merger with Micron is consummated. The Merger Agreement has been filed as an exhibit to the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission on April 10, 2001, and will be included as an annex to the joint proxy statement/prospectus that will be distributed to each of the holders of the Company’s common stock. We encourage you to read the Merger Agreement carefully.

Your Existing Registration Rights Agreements with the Company

In connection with your purchase of shares of the Company’s Series A Convertible Participating Preferred Stock (the “Series A Stock”), you entered into a Registration Rights Agreement with the Company, as amended. Pursuant to the existing Registration Rights Agreement, holders of shares of the Company’s common stock issued upon the automatic conversion of the Series A Stock in connection with the Company’s initial public offering generally are entitled to (i) make up to two demand registrations of such shares of the Company’s common stock, subject to certain requirements provided therein, (ii) have such shares included in any registered offering of the Company’s common stock initiated by the Company, and (iii) have the Company file an unlimited number of additional registration statements on Form S-3, but no more than two during any 18-month period. If the number of shares of the Company’s common stock requested to be included in any registration exceeds the aggregate number of shares of the Company’s common stock that the managing underwriter of such offering believes can be sold, then the parties to the existing Registration Rights Agreement are only entitled to have their pro rata share of such reduced aggregate amount included in the offering.

Existing Registration Rights Agreements of Micron

Micron and MTI, which is the holder of approximately 61% of the outstanding shares of common stock of Micron, entered into the MTI Agreement in connection with the execution of the Merger Agreement. Pursuant to the MTI Agreement, MTI is entitled to (x) make up to two (2) demand registrations of its shares of Micron’s common stock, subject to certain requirements provided therein, (y) have such shares included in any registered offering initiated by Micron of shares of its common stock, and (z) have Micron file an unlimited number of additional registration statements on Form S-3, but no more than two (2) during any 18-month period. If the number of shares of Micron’s common stock requested to be included in any registration exceeds the aggregate number which the managing underwriter of such offering believes can be sold, then MTI is entitled to have its shares of Micron’s common stock included in the offering prior to any shares being registered by Micron or any other holder of registration rights in respect of shares of Micron’s common stock.

Amended and Restated Registration Rights Agreement

The Amended and Restated Registration Rights Agreement provides two demand registration rights that may be initiated by the holders of at least 25% of the shares of Micron’s common stock that are parties to the agreement. If such parties request the inclusion of a number of shares of Micron’s common stock that exceeds the amount that the managing underwriter of the offering believes may be sold, the shares of Micron’s common stock held by MTI shall be included in such offering first, then such shares held by the other parties thereto will be included pro rata, and finally Micron will be permitted to include any of its shares it desires to include in such offering.

The parties to the Amended and Restated Registration Rights Agreement will also be entitled to piggyback registration rights; provided, however, if the managing underwriter of any offering of Micron’s common stock believes that the number of shares that are requested to be included in the offering exceeds the number that can be sold, then the securities proposed to be sold by Micron will be included in such offering first, then the shares of Micron’s common stock held by MTI shall be included in such offering, and finally such shares held by the other parties thereto will be included in such offering pro rata.

Each of the parties to the Amended and Restated Registration Rights Agreement will also be entitled to require Micron to file an unlimited number of additional registration statements on Form S-3, but no more than two (2) during any 18-month period.

In addition to the registration rights described above, it is important to note that the shares of Micron’s common stock that will be issued to you in connection with the Merger will be issued pursuant to a Registration Statement on Form S-4 that has been declared effective by the U.S. Securities and Exchange Commission. Since these shares will have been received in a registered transaction, you will be able to sell these shares of Micron’s common stock in the market immediately, so long as any contractual lock-up period to which you may be subject has then expired. Additionally, affiliates of both the Company and Micron may not sell their shares of Micron’ s common stock acquired in connection with the merger except pursuant to an effective registration statement under the Securities Act covering the resale of those shares or an exemption under the Securities Act including Rule 145. The abovementioned Registration Statement on Form S-4 does not cover the resale of shares of Micron’s common stock to be received by affiliates of both the Company and Micron.

Please execute four (4) copies of the signature page to the Amended and Restated Registration Rights Agreement, send one (1) copy by facsimile to Richard

Boswinkle at (404) 815-6555, and return all four (4) original signature pages to him at the following address:

Richard G. Boswinkle
Kilpatrick Stockton LLP
1100 Peachtree Street
Suite 2800
Atlanta, Georgia 30309

The Amended and Restated Registration Rights Agreement will be effective as to all parties other than Compaq and HP when the holders of a majority of the shares subject to the existing registration rights agreement execute and return the enclosed signature pages. Compaq and HP will each be bound when they execute and return the enclosed signature pages.

Feel free to contact either of the people listed below if you have any questions or comments.

Sincerely,

INTERLAND, INC.	MICRON ELECTRONICS, INC.

H. Christopher Covington	Steven P. Arnold
Secretary	Secretary

Investors and security holders of both Micron and Interland are advised to read the prospectus/proxy statement regarding the merger because it contains important information. Micron and Interland expect to mail a prospectus/proxy statement about the merger to the respective shareholders. The prospectus/proxy statement was filed with the Securities and Exchange Commission by both companies on July 6, 2001. Investors and security holders may obtain a free copy of the prospectus/proxy statement as well as the annual report, quarterly reports, current reports and other documents filed by the companies at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The prospectus/proxy statement and such other documents may also be obtained free of charge from Micron or Interland.

Micron and its officers and directors may be deemed to be participants in the solicitation of proxies from shareholders of Micron and Interland with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in Micron’s Proxy Statement for its 2000 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 26, 2000 and a description of any interests that they have in the merger are available in the prospectus/proxy statement. The Proxy Statement for the 2000 Annual Meeting and the prospectus/proxy statement are available free of charge at the Securities and Exchange Commission’s Web site at http://sec.gov and from Micron.

Interland and its officers and directors may be deemed to be participants in the solicitation of proxies from shareholders of Micron and Interland with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in Interland’s Registration Statement on Form S-1, originally filed with the Securities and Exchange Commission on March 15, 2000, as amended from time to time thereafter, and a description of any interests that they have in the merger are available in the prospectus/proxy statement. The Registration Statement on Form S-1, as amended, and the prospectus/proxy statement are available free of charge at the Securities and Exchange Commission’s Web site at http://www.sec.gov and from Interland.

Dear Warrant Holder:

The purpose of this correspondence is to request your approval and execution of the enclosed Amended and Restated Registration Rights Agreement. The enclosed agreement will replace your existing Registration Rights Agreement, as amended, with Interland, Inc. (the “Company”) with respect to all matters concerning your registration rights for the shares of Micron Electronics, Inc.’s (“Micron”) common stock that will be issued to you in connection with the Merger (as defined below). Included below for your convenience are brief summaries of the (i) reason we are sending you this correspondence, (ii) terms of Company’s existing agreements with respect to registration rights, (iii) terms of the existing Registration Rights Agreement between Micron and Micron Technology, Inc. (“MTI”), and (iv) terms of the enclosed Amended and Restated Registration Rights Agreement. The summaries provided herein are not intended to provide a complete review of any of these matters, nor are they intended to substitute for the advice of your professional advisors. You are encouraged to review all of the documents referenced herein and seek the advice of your legal counsel and financial advisors prior to executing the enclosed agreement. The parties to your Registration Rights Agreement include CPQ Holdings, Inc. (“Compaq”) and Hewlett-Packard Corporation (“HP”). The Company has also granted registration rights that are senior to each of yours pursuant to an additional registration rights agreement, the parties to which include BancBoston Ventures, Inc., Verizon Investments, Inc., Boulder Ventures, III L.P., Boulder Ventures III (Annex) L.P., Crest Communications Partners L.P., Crest Entrepreneurs Fund L.P., Microsoft Corporation, Verisign, Inc., and Private Equity Co-Invest Ltd.

As you are probably aware, an Agreement and Plan of Merger (the “Merger Agreement”) by and among Micron, Imagine Acquisition Corporation and the Company was executed on March 23, 2001. Pursuant to the Merger Agreement, a wholly owned subsidiary of Micron will be merged with and into the Company, and as a result, the Company will survive the merger and become a wholly owned subsidiary of Micron (the “ Merger”). Each outstanding share of the Company’s common stock will be exchanged for 0.861 shares of Micron’s common stock (the “Exchange Ratio”), subject to certain upward adjustments described in the Merger Agreement. The options and warrants to purchase the Company’s common stock will be exchanged for options or warrants, respectively, to purchase shares of Micron’s common stock according to the Exchange Ratio.

Pursuant to Section 5.21 of the Merger Agreement (i) Micron agreed to enter into a new registration rights agreement with MTI (the “MTI Agreement”) and (ii) the Company agreed to exercise its best efforts to cause Ken Gavranovic and Waldemar Fernandez and other shareholders who are a party to the Company’s existing registration rights agreements to amend those agreements. This will be accomplished by executing an amended and restated registration rights agreement, which is described in greater detail below, that will serve to clarify and simplify the Company’s post-merger registration rights by bringing MTI, the Company’s founders, and Compaq and HP all under one registration rights agreement that would apply when and if the merger with Micron is consummated. The Merger Agreement has been filed as an exhibit to the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission on April 10, 2001, and will be included as an annex to the joint proxy statement/prospectus that will be distributed to each of the holders of the Company’s common stock. We encourage you to read the Merger Agreement carefully.

Your Existing Registration Rights Agreements with the Company

The existing Registration Rights Agreements grant each of Compaq and HP the right to include their shares of the Company’s common stock issued upon the exercise of certain warrants issued by the Company to each of Compaq and HP in the registration of any registered public offering of the Company’s common stock other than registrations in respect to employee stock plans and business combinations. The registration rights granted to Compaq and HP are pari passu to each other and are subordinate to the rights of other holders of registration rights.

Existing Registration Rights Agreements of Micron

Micron and MTI, which is the holder of approximately 61% of the outstanding shares of common stock of Micron, entered into the MTI Agreement in connection with the execution of the Merger Agreement. Pursuant to the MTI Agreement, MTI is entitled to (x) make up to two (2) demand registrations of its shares of Micron’s common stock, subject to certain requirements provided therein, (y) have such shares included in any registered offering initiated by Micron of shares of its common stock, and (z) have Micron file an unlimited number of additional registration statements on Form S-3, but no more than two (2) during any 18-month period. If the number of shares of Micron’s common stock requested to be included in any registration exceeds the aggregate number which the managing underwriter of such offering believes can be sold, then MTI is entitled to have its shares of Micron’s common stock included in the offering prior to any shares being registered by Micron or any other holder of registration rights in respect of shares of Micron’s common stock.

Amended and Restated Registration Rights Agreement

The Amended and Restated Registration Rights Agreement provides two demand registration rights that may be initiated by the holders of at least 25% of the shares of Micron’s common stock that are parties to the agreement. If such parties request the inclusion of a number of shares of Micron’s common stock that exceeds the amount that the managing underwriter of the offering believes may be sold, the shares of Micron’s common stock held by MTI shall be included in such offering first, then such shares held by the other parties thereto will be included pro rata, and finally Micron will be permitted to include any of its shares it desires to include in such offering.

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The parties to the Amended and Restated Registration Rights Agreement will also be entitled to piggyback registration rights; provided, however, if the managing underwriter of any offering of Micron’s common stock believes that the number of shares that are requested to be included in the offering exceeds the number that can be sold, then the securities proposed to be sold by Micron will be included in such offering first, then the shares of Micron’s common stock held by MTI shall be included in such offering, and finally such shares held by the other parties thereto will be included in such offering pro rata.

Each of the parties to the Amended and Restated Registration Rights Agreement will also be entitled to require Micron to file an unlimited number of additional registration statements on Form S-3, but no more than two (2) during any 18-month period.

In addition to the registration rights described above, it is important to note that the shares of Micron’s common stock that will be issued to you in connection with the Merger will be issued pursuant to a Registration Statement on Form S-4 that has been declared effective by the U.S. Securities and Exchange Commission. Since these shares will have been received in a registered transaction, you will be able to sell these shares of Micron’s common stock in the market immediately, so long as any contractual lock-up period to which you may be subject has then expired. Additionally, affiliates of both the Company and Micron may not sell their shares of Micron’s common stock acquired in connection with the merger except pursuant to an effective registration statement under the Securities Act covering the resale of those shares or an exemption under the Securities Act including Rule 145. The abovementioned Registration Statement on Form S-4 does not cover the resale of shares of Micron’s common stock to be received by affiliates of both the Company and Micron.

Please execute four (4) copies of the signature page to the Amended and Restated Registration Rights Agreement, send one (1) copy by facsimile to Richard Boswinkle at (404) 815-6555, and return all four (4) original signature pages to him at the following address:

Richard G. Boswinkle
Kilpatrick Stockton LLP
1100 Peachtree Street
Suite 2800
Atlanta, Georgia 30309

The Amended and Restated Registration Rights Agreement will be effective as to all parties other than Compaq and HP when the holders of a majority of the shares subject to the existing registration rights agreement execute and return the enclosed signature pages. Compaq and HP will each be bound when they execute and return the enclosed signature pages.

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Feel free to contact either of the people listed below if you have any questions or comments.

Sincerely,

INTERLAND, INC.	MICRON ELECTRONICS, INC.

H. Christopher Covington	Steven P. Arnold
Secretary	Secretary

Investors and security holders of both Micron and Interland are advised to read the prospectus/proxy statement regarding the merger because it contains important information. Micron and Interland expect to mail a prospectus/proxy statement about the merger to the respective shareholders. The prospectus/proxy statement was filed with the Securities and Exchange Commission by both companies on July 6, 2001. Investors and security holders may obtain a free copy of the prospectus/proxy statement as well as the annual report, quarterly reports, current reports and other documents filed by the companies at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The prospectus/proxy statement and such other documents may also be obtained free of charge from Micron or Interland.

Micron and its officers and directors may be deemed to be participants in the solicitation of proxies from shareholders of Micron and Interland with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in Micron’s Proxy Statement for its 2000 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 26, 2000 and a description of any interests that they have in the merger are available in the prospectus/proxy statement. The Proxy Statement for the 2000 Annual Meeting and the prospectus/proxy statement are available free of charge at the Securities and Exchange Commission’s Web site at http://sec.gov and from Micron.

Interland and its officers and directors may be deemed to be participants in the solicitation of proxies from shareholders of Micron and Interland with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in Interland’s Registration Statement on Form S-1, originally filed with the Securities and Exchange Commission on March 15, 2000, as amended from time to time thereafter, and a description of any interests that they have in the merger are available in the prospectus/proxy statement. The Registration Statement on Form S-1, as amended, and the prospectus/proxy statement are available free of charge at the Securities and Exchange Commission’s Web site at http://www.sec.gov and from Interland.